Exhibit 99.1
FOR IMMEDIATE RELEASE
October 26, 2023
For further information contact:
Craig L. Montanaro, President and Chief Executive Officer, or
Keith Suchodolski, Senior Executive Vice President and Chief Financial Officer
Kearny Financial Corp.
(973) 244-4500
KEARNY FINANCIAL CORP. ANNOUNCES FIRST QUARTER FISCAL 2024 RESULTS
AND DECLARATION OF CASH DIVIDEND

Fairfield, N.J., October 26, 2023 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended September 30, 2023 of $9.8 million, or $0.16 per diluted share, compared to $12.0 million, or $0.19 per diluted share, for the quarter ended June 30, 2023.
The Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.11 per share, payable on November 22, 2023, to stockholders of record as of November 8, 2023.

Craig L. Montanaro, President and Chief Executive Officer, commented,“In the face of ongoing industry-wide macro-economic headwinds we continue to execute strategies to mitigate risk, manage our operating expenses and support the long-term franchise value of the Company. To that end, this quarter we de-levered our balance sheet by an additional $90 million, meaningfully slowed net interest margin compression and continued to focus on building high-value loan and deposit relationships. To further support these efforts we have formed a new Corporate Banking division under the executive leadership of our Chief Banking Officer, Anthony Bilotta. This division has been staffed with seasoned banking professionals whose sole focus is the origination of stable, long-term, non-interest-bearing deposits of corporate clients.”

Mr. Montanaro continued, “I am further pleased to announce that, subsequent to quarter end, we launched our enhanced digital banking platform, which expands our client-facing online and mobile capabilities while providing a state-of-the-art user experience. Our continued focus on digital engagement complements our high-touch, personalized service model and allows us to expand our brand into new markets in an efficient and cost-effective manner.”
Balance Sheet
•Total assets were $7.97 billion at September 30, 2023, a decrease of $89.9 million, or 1.1%, from June 30, 2023.
•Investment securities totaled $1.36 billion at September 30, 2023, a decrease of $14.8 million, or 1.1%, from June 30, 2023.
•Loans receivable totaled $5.74 billion at September 30, 2023, a decrease of $93.4 million, or 1.6%, from June 30, 2023. The decrease for the quarter was largely driven by decreases in multi-family and nonresidential mortgage loans.
•Deposits were $5.43 billion at September 30, 2023, a decrease of $195.0 million, or 3.5%, from June 30, 2023. The decrease in deposits was largely concentrated in retail and brokered certificates of deposits and consumer savings.
•The aggregate amount of uninsured deposits was $1.73 billion at September 30, 2023. Excluding collateralized deposits of state and local governments and deposits of the Bank’s wholly-owned subsidiary and holding company, the aggregate amount of uninsured deposits was $683.3 million, or 12.6% of total deposits.
•Borrowings were $1.63 billion at September 30, 2023, an increase of $120.1 million, or 8.0%, from June 30, 2023. The increase in borrowings was driven by an increase in advances from the Federal Home Loan Bank of New York and resulted from the deposit decline previously disclosed.
•At September 30, 2023, the Company maintained available secured borrowing capacity of $2.09 billion, of which $1.65 billion was immediately accessible via in-place collateral and $444.3 million represented the market value of unpledged securities.

Earnings
Performance Highlights
•Return on average assets was 0.49% and 0.59% for the quarters ended September 30, 2023 and June 30, 2023, respectively.
•Return on average equity was 4.57% and 5.58% for the quarters ended September 30, 2023 and June 30, 2023, respectively.
•Return on average tangible equity was 6.07% and 7.41% for the quarters ended September 30, 2023 and June 30, 2023, respectively.
Net Interest Income and Net Interest Margin
•Net interest margin contracted one basis point to 2.10% for the quarter ended September 30, 2023. The decrease for the quarter was driven by an increase in the cost of interest-bearing liabilities and a decrease in the average balance of interest-earning assets, largely offset by a higher average yield on interest-earning assets.
•For the quarter ended September 30, 2023, net interest income decreased $1.0 million to $39.2 million from $40.2 million for the quarter ended June 30, 2023. Included in net interest income for the quarters ended September 30, 2023 and June 30, 2023, respectively, was purchase accounting accretion of $650,000 and $887,000, and loan prepayment penalty income of $267,000 and $185,000.
Non-Interest Income
•For the quarter ended September 30, 2023, non-interest income increased $344,000 from the quarter ended June 30, 2023 to $4.0 million. The increase was primarily attributable to higher income from the investment services division and the impact of a loss on the sale of real estate during the prior comparative period.
Non-Interest Expense
•For the quarter ended September 30, 2023, non-interest expense increased $1.0 million, or 3.5%, to $29.8 million from $28.8 million for the quarter ended June 30, 2023. The increase was primarily attributable to a $446,000 increase in compensation expense and a $205,000 increase in real estate owned expenses, partially offset by a $104,000 decrease in occupancy expense attributable to our previously announced branch closures.
•Equipment and systems expense increased $290,000 from the quarter ended June 30, 2023 due to a non-recurring vendor expense credit that was recorded in the prior comparative period.
•The efficiency and non-interest expense ratios were 68.97% and 1.49%, respectively, for the quarter ended September 30, 2023, as compared to 65.60% and 1.41%, respectively, for the quarter ended June 30, 2023.
Income Taxes
•Income tax expense totaled $3.3 million for the quarter ended September 30, 2023 compared to $3.4 million for the quarter ended June 30, 2023, resulting in an effective tax rate of 25.2% and 21.9%, respectively. The effective tax rate for the current quarter was elevated due to the discrete tax cost associated with the vesting of certain stock-based compensation awards.

Asset Quality
•The balance of non-performing assets decreased $4.7 million to $50.9 million, or 0.64% of total assets, at September 30, 2023, from $55.6 million, or 0.69% of total assets, at June 30, 2023.
•Net charge-offs totaled $2.1 million, or 0.15% of average loans, on an annualized basis, for the quarter ended September 30, 2023, compared to $82,000, or 0.01% of average loans, on an annualized basis, for the quarter ended June 30, 2023. All of the charge-offs recorded during the quarter ended September 30, 2023 had previously been individually reserved for within the allowance for credit losses.
•For the quarter ended September 30, 2023, the Company recorded a provision for credit losses of $245,000, compared to a reversal of credit losses of $306,000 for the quarter ended June 30, 2023. The provision for credit loss expense for the quarter ended September 30, 2023 was largely driven by an increase in reserves on individually analyzed loans and a slower prepayment rate assumption, partially offset by a decrease in the balance of loans receivable.
•The allowance for credit losses was $46.9 million, or 0.81% of total loans, at September 30, 2023, compared to $48.7 million, or 0.83% of total loans, at June 30, 2023.
Capital
•During the quarter ended September 30, 2023, the Company repurchased 817,607 shares of common stock at a cost of $6.4 million, or $7.84 per share.
•For the quarter ended September 30, 2023, book value per share decreased $0.16, or 1.2%, to $13.04 while tangible book value per share decreased $0.19, or 1.9%, to $9.77. These decreases were largely driven by an increase in accumulated other comprehensive loss.
•At September 30, 2023, total stockholders’ equity included after-tax net unrealized losses on securities available for sale of $131.4 million, partially offset by after-tax unrealized gains on derivatives of $44.8 million. After-tax net unrecognized losses on securities held to maturity of $14.7 million were not reflected in total stockholders’ equity.
•At September 30, 2023, the Company’s tangible equity to tangible assets ratio equaled 8.20% and the regulatory capital ratios of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

This earnings release should be read in conjunction with Kearny Financial Corp.’s Q1 2024 Investor Presentation, a copy of which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com and via a Current Report on Form 8-K on the website of the Securities and Exchange Commission at www.sec.gov.
Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Category: Earnings

Linked-Quarter Comparative Financial Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2023	June 30, 2023	Variance or Change	Variance or Change Pct.
	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$57,219	$70,515	$(13,296)	-18.9%
Securities available for sale	1,215,633	1,227,729	(12,096)	-1.0%
Securities held to maturity	143,730	146,465	(2,735)	-1.9%
Loans held-for-sale	3,934	9,591	(5,657)	-59.0%
Loans receivable	5,736,049	5,829,421	(93,372)	-1.6%
Less: allowance for credit losses on loans	(46,872)	(48,734)	(1,862)	-3.8%
Net loans receivable	5,689,177	5,780,687	(91,510)	-1.6%
Premises and equipment	46,868	48,309	(1,441)	-3.0%
Federal Home Loan Bank stock	81,509	71,734	9,775	13.6%
Accrued interest receivable	29,766	28,133	1,633	5.8%
Goodwill	210,895	210,895	—	—%
Core deposit intangible	2,323	2,457	(134)	-5.5%
Bank owned life insurance	294,491	292,825	1,666	0.6%
Deferred income taxes, net	56,500	51,973	4,527	8.7%
Other real estate owned	12,956	12,956	—	—%
Other assets	129,865	110,546	19,319	17.5%
Total assets	$7,974,866	$8,064,815	$(89,949)	-1.1%

Liabilities
Deposits:
Non-interest-bearing	$595,141	$609,999	$(14,858)	-2.4%
Interest-bearing	4,839,027	5,019,184	(180,157)	-3.6%
Total deposits	5,434,168	5,629,183	(195,015)	-3.5%
Borrowings	1,626,933	1,506,812	120,121	8.0%
Advance payments by borrowers for taxes	16,907	18,338	(1,431)	-7.8%
Other liabilities	47,324	41,198	6,126	14.9%
Total liabilities	7,125,332	7,195,531	(70,199)	-1.0%

Stockholders' Equity
Common stock	652	659	(7)	-1.1%
Paid-in capital	497,269	503,332	(6,063)	-1.2%
Retained earnings	460,464	457,611	2,853	0.6%
Unearned ESOP shares	(22,375)	(22,862)	487	2.1%
Accumulated other comprehensive loss	(86,476)	(69,456)	(17,020)	-24.5%
Total stockholders' equity	849,534	869,284	(19,750)	-2.3%
Total liabilities and stockholders' equity	$7,974,866	$8,064,815	$(89,949)	-1.1%

Consolidated capital ratios
Equity to assets	10.65%	10.78%	-0.13%
Tangible equity to tangible assets (1)	8.20%	8.35%	-0.15%

Share data
Outstanding shares	65,132	65,864	(732)	-1.1%
Book value per share	$13.04	$13.20	$(0.16)	-1.2%
Tangible book value per share (2)	$9.77	$9.96	$(0.19)	-1.9%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	Three Months Ended		Variance or Change	Variance or Change Pct.
	September 30, 2023	June 30, 2023
Interest income
Loans	$62,769	$62,044	$725	1.2%
Taxable investment securities	16,265	15,736	529	3.4%
Tax-exempt investment securities	87	91	(4)	-4.4%
Other interest-earning assets	2,047	1,821	226	12.4%
Total interest income	81,168	79,692	1,476	1.9%

Interest expense
Deposits	27,567	26,226	1,341	5.1%
Borrowings	14,441	13,286	1,155	8.7%
Total interest expense	42,008	39,512	2,496	6.3%
Net interest income	39,160	40,180	(1,020)	-2.5%
Provision for (reversal of) credit losses	245	(306)	551	-180.1%
Net interest income after provision for (reversal of) credit losses	38,915	40,486	(1,571)	-3.9%

Non-interest income
Fees and service charges	748	699	49	7.0%
Gain on sale of loans	215	199	16	8.0%
Loss on sale of other real estate owned	—	(139)	139	100.0%
Income from bank owned life insurance	1,666	1,605	61	3.8%
Electronic banking fees and charges	367	399	(32)	-8.0%
Other income	1,014	903	111	12.3%
Total non-interest income	4,010	3,666	344	9.4%

Non-interest expense
Salaries and employee benefits	17,761	17,315	446	2.6%
Net occupancy expense of premises	2,758	2,862	(104)	-3.6%
Equipment and systems	3,801	3,511	290	8.3%
Advertising and marketing	228	231	(3)	-1.3%
Federal deposit insurance premium	1,524	1,455	69	4.7%
Directors' compensation	393	345	48	13.9%
Other expense	3,309	3,042	267	8.8%
Total non-interest expense	29,774	28,761	1,013	3.5%
Income before income taxes	13,151	15,391	(2,240)	-14.6%
Income taxes	3,309	3,378	(69)	-2.0%
Net income	$9,842	$12,013	$(2,171)	-18.1%

Net income per common share (EPS)
Basic	$0.16	$0.19	$(0.03)
Diluted	$0.16	$0.19	$(0.03)

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$—
Cash dividends declared	$6,989	$7,007	$(18)
Dividend payout ratio	71.0%	58.3%	12.7%

Weighted average number of common shares outstanding
Basic	63,014	63,667	(653)
Diluted	63,061	63,667	(606)

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

(Dollars in Thousands)	Three Months Ended		Variance or Change	Variance or Change Pct.
	September 30, 2023	June 30, 2023
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,788,074	$5,932,541	$(144,467)	-2.4%
Taxable investment securities	1,516,393	1,529,582	(13,189)	-0.9%
Tax-exempt investment securities	15,483	16,346	(863)	-5.3%
Other interest-earning assets	130,829	128,158	2,671	2.1%
Total interest-earning assets	7,450,779	7,606,627	(155,848)	-2.0%
Non-interest-earning assets	568,723	556,962	11,761	2.1%
Total assets	$8,019,502	$8,163,589	$(144,087)	-1.8%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,245,831	$2,321,120	$(75,289)	-3.2%
Savings	719,508	774,854	(55,346)	-7.1%
Certificates of deposit	1,968,512	2,057,818	(89,306)	-4.3%
Total interest-bearing deposits	4,933,851	5,153,792	(219,941)	-4.3%
Borrowings:
Federal Home Loan Bank advances	1,386,473	1,374,316	12,157	0.9%
Other borrowings	158,098	100,055	58,043	58.0%
Total borrowings	1,544,571	1,474,371	70,200	4.8%
Total interest-bearing liabilities	6,478,422	6,628,163	(149,741)	-2.3%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	612,251	608,765	3,486	0.6%
Other non-interest-bearing liabilities	66,701	64,970	1,731	2.7%
Total non-interest-bearing liabilities	678,952	673,735	5,217	0.8%
Total liabilities	7,157,374	7,301,898	(144,524)	-2.0%
Stockholders' equity	862,128	861,691	437	0.1%
Total liabilities and stockholders' equity	$8,019,502	$8,163,589	$(144,087)	-1.8%

Average interest-earning assets to average interest-bearing liabilities	115.01%	114.76%	0.25%	0.2%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended		Variance or Change
	September 30, 2023	June 30, 2023
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.34%	4.18%	0.16%
Taxable investment securities	4.29%	4.12%	0.17%
Tax-exempt investment securities (1)	2.25%	2.23%	0.02%
Other interest-earning assets	6.26%	5.68%	0.58%
Total interest-earning assets	4.36%	4.19%	0.17%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.58%	2.38%	0.20%
Savings	0.47%	0.48%	-0.01%
Certificates of deposit	2.49%	2.24%	0.25%
Total interest-bearing deposits	2.23%	2.04%	0.19%
Borrowings:
Federal Home Loan Bank advances	3.54%	3.51%	0.03%
Other borrowings	5.46%	4.89%	0.57%
Total borrowings	3.74%	3.60%	0.14%
Total interest-bearing liabilities	2.59%	2.38%	0.21%

Interest rate spread (2)	1.77%	1.81%	-0.04%
Net interest margin (3)	2.10%	2.11%	-0.01%

Non-interest income to average assets (annualized)	0.20%	0.18%	0.02%
Non-interest expense to average assets (annualized)	1.49%	1.41%	0.08%

Efficiency ratio (4)	68.97%	65.60%	3.37%

Return on average assets (annualized)	0.49%	0.59%	-0.10%
Return on average equity (annualized)	4.57%	5.58%	-1.01%
Return on average tangible equity (annualized) (5)	6.07%	7.41%	-1.34%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
	(Unaudited)	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash and cash equivalents	$57,219	$70,515	$194,568	$75,660	$96,076
Securities available for sale	1,215,633	1,227,729	1,267,066	1,286,354	1,263,176
Securities held to maturity	143,730	146,465	149,764	153,786	115,943
Loans held-for-sale	3,934	9,591	5,401	12,940	12,936
Loans receivable	5,736,049	5,829,421	5,966,325	5,984,133	5,656,370
Less: allowance for credit losses on loans	(46,872)	(48,734)	(49,122)	(48,877)	(47,613)
Net loans receivable	5,689,177	5,780,687	5,917,203	5,935,256	5,608,757
Premises and equipment	46,868	48,309	49,589	50,953	52,642
Federal Home Loan Bank stock	81,509	71,734	76,319	69,022	44,957
Accrued interest receivable	29,766	28,133	28,794	27,368	23,817
Goodwill	210,895	210,895	210,895	210,895	210,895
Core deposit intangible	2,323	2,457	2,590	2,732	2,876
Bank owned life insurance	294,491	292,825	291,220	289,673	289,690
Deferred income taxes, net	56,500	51,973	53,151	51,107	54,278
Other real estate owned	12,956	12,956	13,410	13,410	178
Other assets	129,865	110,546	89,366	110,162	113,369
Total assets	$7,974,866	$8,064,815	$8,349,336	$8,289,318	$7,889,590

Liabilities
Deposits:
Non-interest-bearing	$595,141	$609,999	$617,778	$650,950	$683,406
Interest-bearing	4,839,027	5,019,184	5,185,626	5,320,421	5,424,872
Total deposits	5,434,168	5,629,183	5,803,404	5,971,371	6,108,278
Borrowings	1,626,933	1,506,812	1,611,692	1,383,573	851,454
Advance payments by borrowers for taxes	16,907	18,338	18,706	17,307	16,555
Other liabilities	47,324	41,198	49,304	44,427	38,329
Total liabilities	7,125,332	7,195,531	7,483,106	7,416,678	7,014,616

Stockholders' Equity
Common stock	652	659	667	674	680
Paid-in capital	497,269	503,332	509,359	515,332	520,245
Retained earnings	460,464	457,611	452,605	449,489	454,710
Unearned ESOP shares	(22,375)	(22,862)	(23,348)	(23,834)	(24,321)
Accumulated other comprehensive loss	(86,476)	(69,456)	(73,053)	(69,021)	(76,340)
Total stockholders' equity	849,534	869,284	866,230	872,640	874,974
Total liabilities and stockholders' equity	$7,974,866	$8,064,815	$8,349,336	$8,289,318	$7,889,590

Consolidated capital ratios
Equity to assets	10.65%	10.78%	10.37%	10.53%	11.09%
Tangible equity to tangible assets (1)	8.20%	8.35%	8.02%	8.16%	8.61%

Share data
Outstanding shares	65,132	65,864	66,680	67,388	67,938
Book value per share	$13.04	$13.20	$12.99	$12.95	$12.88
Tangible book value per share (2)	$9.77	$9.96	$9.79	$9.78	$9.73
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,699,151	$2,761,775	$2,835,852	$2,851,721	$2,570,297
Nonresidential mortgage	946,801	968,574	1,002,643	1,017,341	1,040,688
Commercial business	149,229	146,861	162,038	177,530	186,361
Construction	230,703	226,609	215,524	186,663	166,052
Total commercial loans	4,025,884	4,103,819	4,216,057	4,233,255	3,963,398
One- to four-family residential mortgage	1,689,051	1,700,559	1,713,343	1,719,514	1,666,730
Consumer loans:
Home equity loans	42,896	43,549	44,376	45,690	43,269
Other consumer	2,644	2,549	2,592	2,648	2,869
Total consumer loans	45,540	46,098	46,968	48,338	46,138
Total loans, excluding yield adjustments	5,760,475	5,850,476	5,976,368	6,001,107	5,676,266
Unaccreted yield adjustments	(24,426)	(21,055)	(10,043)	(16,974)	(19,896)
Loans receivable, net of yield adjustments	5,736,049	5,829,421	5,966,325	5,984,133	5,656,370
Less: allowance for credit losses on loans	(46,872)	(48,734)	(49,122)	(48,877)	(47,613)
Net loans receivable	$5,689,177	$5,780,687	$5,917,203	$5,935,256	$5,608,757

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$—	$—	$—	$—	$—
Nonaccrual loans	37,912	42,627	44,026	40,549	68,574
Total nonperforming loans	37,912	42,627	44,026	40,549	68,574
Nonaccrual loans held-for-sale	—	—	—	8,650	8,650
Other real estate owned	12,956	12,956	13,410	13,410	178
Total nonperforming assets	$50,868	$55,583	$57,436	$62,609	$77,402

Nonperforming loans (% total loans)	0.66%	0.73%	0.74%	0.68%	1.21%
Nonperforming assets (% total assets)	0.64%	0.69%	0.69%	0.76%	0.98%

Classified loans	$98,616	$93,526	$103,461	$86,069	$92,610

Allowance for credit losses on loans (ACL):
ACL to total loans	0.81%	0.83%	0.82%	0.81%	0.84%
ACL to nonperforming loans	123.63%	114.33%	111.57%	120.54%	69.43%
Net charge-offs	$2,107	$82	$206	$407	$115
Average net charge-off rate (annualized)	0.15%	0.01%	0.01%	0.03%	0.01%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Funding composition:
Deposits:
Non-interest-bearing deposits	$595,141	$609,999	$617,778	$650,950	$683,406
Interest-bearing demand	2,236,573	2,252,912	2,285,799	2,316,485	2,382,411
Savings	689,163	748,721	811,483	901,514	982,916
Certificates of deposit (retail)	1,300,382	1,377,028	1,327,343	1,354,907	1,263,124
Certificates of deposit (brokered and listing service)	612,909	640,523	761,001	747,515	796,421
Interest-bearing deposits	4,839,027	5,019,184	5,185,626	5,320,421	5,424,872
Total deposits	5,434,168	5,629,183	5,803,404	5,971,371	6,108,278

Borrowings:
Federal Home Loan Bank advances	1,456,933	1,281,812	1,156,692	1,256,573	796,454
Overnight borrowings	170,000	225,000	455,000	127,000	55,000
Total borrowings	1,626,933	1,506,812	1,611,692	1,383,573	851,454

Total funding	$7,061,101	$7,135,995	$7,415,096	$7,354,944	$6,959,732

Loans as a % of deposits	104.8%	102.9%	102.1%	99.6%	92.0%
Deposits as a % of total funding	77.0%	78.9%	78.3%	81.2%	87.8%
Borrowings as a % of total funding	23.0%	21.1%	21.7%	18.8%	12.2%

Uninsured deposits:
Uninsured deposits (reported) (1)	$1,734,288	$1,771,416	$1,678,051	$1,815,854	$1,771,851
Uninsured deposits (adjusted) (2)	$683,265	$710,377	$705,727	$794,407	$883,351
_________________________
(1)Uninsured deposits of Kearny Bank.
(2)Uninsured deposits of Kearny Bank adjusted to exclude deposits of its wholly-owned subsidiary and holding company and collateralized deposits of state and local governments.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Interest income
Loans	$62,769	$62,044	$60,172	$57,996	$52,935
Taxable investment securities	16,265	15,736	15,459	13,221	10,439
Tax-exempt investment securities	87	91	99	219	285
Other interest-earning assets	2,047	1,821	1,441	1,005	761
Total interest income	81,168	79,692	77,171	72,441	64,420

Interest expense
Deposits	27,567	26,226	22,246	18,822	10,869
Borrowings	14,441	13,286	12,554	8,836	5,020
Total interest expense	42,008	39,512	34,800	27,658	15,889
Net interest income	39,160	40,180	42,371	44,783	48,531
Provision for (reversal of) credit losses	245	(306)	451	1,671	670
Net interest income after provision for (reversal of) credit losses	38,915	40,486	41,920	43,112	47,861

Non-interest income
Fees and service charges	748	699	910	734	763
Loss on sale and call of securities	—	—	—	(15,227)	—
Gain (loss) on sale of loans	215	199	(2,373)	134	395
Loss on sale of other real estate owned	—	(139)	—	—	—
Income from bank owned life insurance	1,666	1,605	1,581	1,761	3,698
Electronic banking fees and charges	367	399	457	397	506
Other income	1,014	903	1,071	3,723	555
Total non-interest income	4,010	3,666	1,646	(8,478)	5,917

Non-interest expense
Salaries and employee benefits	17,761	17,315	18,005	19,921	20,348
Net occupancy expense of premises	2,758	2,862	3,097	2,987	3,090
Equipment and systems	3,801	3,511	3,537	3,867	3,662
Advertising and marketing	228	231	413	731	747
Federal deposit insurance premium	1,524	1,455	1,546	1,226	906
Directors' compensation	393	345	340	339	340
Other expense	3,309	3,042	3,414	3,579	2,895
Total non-interest expense	29,774	28,761	30,352	32,650	31,988
Income before income taxes	13,151	15,391	13,214	1,984	21,790
Income taxes	3,309	3,378	2,902	33	5,255
Net income	$9,842	$12,013	$10,312	$1,951	$16,535

Net income per common share (EPS)
Basic	$0.16	$0.19	$0.16	$0.03	$0.25
Diluted	$0.16	$0.19	$0.16	$0.03	$0.25

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.11	$0.11
Cash dividends declared	$6,989	$7,007	$7,196	$7,172	$7,276
Dividend payout ratio	71.0%	58.3%	69.8%	367.6%	44.0%

Weighted average number of common shares outstanding
Basic	63,014	63,667	64,769	65,030	65,737
Diluted	63,061	63,667	64,783	65,038	65,756

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,788,074	$5,932,541	$5,986,669	$5,839,903	$5,553,996
Taxable investment securities	1,516,393	1,529,582	1,558,222	1,527,578	1,516,974
Tax-exempt investment securities	15,483	16,346	17,663	37,917	48,973
Other interest-earning assets	130,829	128,158	131,682	114,175	88,038
Total interest-earning assets	7,450,779	7,606,627	7,694,236	7,519,573	7,207,981
Non-interest-earning assets	568,723	556,962	575,009	550,519	570,225
Total assets	$8,019,502	$8,163,589	$8,269,245	$8,070,092	$7,778,206

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,245,831	$2,321,120	$2,363,762	$2,359,977	$2,354,340
Savings	719,508	774,854	858,673	931,584	1,019,343
Certificates of deposit	1,968,512	2,057,818	2,069,396	2,192,722	2,014,922
Total interest-bearing deposits	4,933,851	5,153,792	5,291,831	5,484,283	5,388,605
Borrowings:
Federal Home Loan Bank advances	1,386,473	1,374,316	1,402,269	997,148	642,399
Other borrowings	158,098	100,055	1,611	—	127,456
Total borrowings	1,544,571	1,474,371	1,403,880	997,148	769,855
Total interest-bearing liabilities	6,478,422	6,628,163	6,695,711	6,481,431	6,158,460
Non-interest-bearing liabilities:
Non-interest-bearing deposits	612,251	608,765	634,324	666,846	667,624
Other non-interest-bearing liabilities	66,701	64,970	60,327	56,721	56,431
Total non-interest-bearing liabilities	678,952	673,735	694,651	723,567	724,055
Total liabilities	7,157,374	7,301,898	7,390,362	7,204,998	6,882,515
Stockholders' equity	862,128	861,691	878,883	865,094	895,691
Total liabilities and stockholders' equity	$8,019,502	$8,163,589	$8,269,245	$8,070,092	$7,778,206

Average interest-earning assets to average interest-bearing liabilities	115.01%	114.76%	114.91%	116.02%	117.04%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Average yield on interest-earning assets:
Loans receivable, including loans held-for-sale	4.34%	4.18%	4.02%	3.97%	3.81%
Taxable investment securities	4.29%	4.12%	3.97%	3.46%	2.75%
Tax-exempt investment securities (1)	2.25%	2.23%	2.23%	2.32%	2.33%
Other interest-earning assets	6.26%	5.68%	4.38%	3.52%	3.46%
Total interest-earning assets	4.36%	4.19%	4.01%	3.85%	3.57%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.58%	2.38%	2.01%	1.63%	0.92%
Savings	0.47%	0.48%	0.41%	0.41%	0.23%
Certificates of deposit	2.49%	2.24%	1.84%	1.50%	0.97%
Total interest-bearing deposits	2.23%	2.04%	1.68%	1.37%	0.81%
Borrowings:
Federal Home Loan Bank advances	3.54%	3.51%	3.58%	3.54%	2.68%
Other borrowings	5.46%	4.89%	5.15%	—%	2.26%
Total borrowings	3.74%	3.60%	3.58%	3.54%	2.61%
Total interest-bearing liabilities	2.59%	2.38%	2.08%	1.71%	1.03%

Interest rate spread (2)	1.77%	1.81%	1.93%	2.14%	2.54%
Net interest margin (3)	2.10%	2.11%	2.20%	2.38%	2.69%

Non-interest income to average assets (annualized)	0.20%	0.18%	0.08%	-0.42%	0.30%
Non-interest expense to average assets (annualized)	1.49%	1.41%	1.47%	1.62%	1.65%

Efficiency ratio (4)	68.97%	65.60%	68.96%	89.93%	58.75%

Return on average assets (annualized)	0.49%	0.59%	0.50%	0.10%	0.85%
Return on average equity (annualized)	4.57%	5.58%	4.69%	0.90%	7.38%
Return on average tangible equity (annualized) (5)	6.07%	7.41%	6.20%	1.20%	9.70%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.
Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Adjusted net income:
Net income (GAAP)	$9,842	$12,013	$10,312	$1,951	$16,535
Non-recurring transactions - net of tax:
Branch consolidation expenses	—	—	568	—	—
Net effect of sale and call of securities	—	—	—	10,811	—
Net effect of sale of other assets	—	—	—	(2,081)	—
Severance expense from workforce realignment	—	—	—	538	—
Adjusted net income	$9,842	$12,013	$10,880	$11,219	$16,535

Calculation of pre-tax, pre-provision net revenue:
Net income (GAAP)	$9,842	$12,013	$10,312	$1,951	$16,535
Adjustments to net income (GAAP):
Provision for income taxes	3,309	3,378	2,902	33	5,255
Provision for (reversal of) credit losses	245	(306)	451	1,671	670
Pre-tax, pre-provision net revenue (non-GAAP)	$13,396	$15,085	$13,665	$3,655	$22,460

Adjusted earnings per share:
Weighted average common shares - basic	63,014	63,667	64,769	65,030	65,737
Weighted average common shares - diluted	63,061	63,667	64,783	65,038	65,756

Earnings per share - basic (GAAP)	$0.16	$0.19	$0.16	$0.03	$0.25
Earnings per share - diluted (GAAP)	$0.16	$0.19	$0.16	$0.03	$0.25

Adjusted earnings per share - basic (non-GAAP)	$0.16	$0.19	$0.17	$0.17	$0.25
Adjusted earnings per share - diluted (non-GAAP)	$0.16	$0.19	$0.17	$0.17	$0.25

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.21	$0.24	$0.21	$0.06	$0.34
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.21	$0.24	$0.21	$0.06	$0.34

Adjusted return on average assets:
Total average assets	$8,019,502	$8,163,589	$8,269,245	$8,070,092	$7,778,206

Return on average assets (GAAP)	0.49%	0.59%	0.50%	0.10%	0.85%
Adjusted return on average assets (non-GAAP)	0.49%	0.59%	0.53%	0.56%	0.85%

Adjusted return on average equity:
Total average equity	$862,128	$861,691	$878,883	$865,094	$895,691

Return on average equity (GAAP)	4.57%	5.58%	4.69%	0.90%	7.38%
Adjusted return on average equity (non-GAAP)	4.57%	5.58%	4.95%	5.19%	7.38%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Adjusted return on average tangible equity:
Total average equity	$862,128	$861,691	$878,883	$865,094	$895,691
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(2,411)	(2,544)	(2,683)	(2,826)	(2,971)
Total average tangible equity	$648,822	$648,252	$665,305	$651,373	$681,825

Return on average tangible equity (non-GAAP)	6.07%	7.41%	6.20%	1.20%	9.70%
Adjusted return on average tangible equity (non-GAAP)	6.07%	7.41%	6.54%	6.89%	9.70%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$29,774	$28,761	$30,352	$32,650	$31,988
Non-recurring transactions:
Branch consolidation expenses	—	—	(800)	—	—
Severance expense from workforce realignment	—	—	—	(757)	—
Early contract termination	—	—	—	—	—
Non-interest expense (non-GAAP)	$29,774	$28,761	$29,552	$31,893	$31,988

Non-interest expense ratio (GAAP)	1.49%	1.41%	1.47%	1.62%	1.65%
Adjusted non-interest expense ratio (non-GAAP)	1.49%	1.41%	1.43%	1.58%	1.65%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$29,774	$28,761	$29,552	$31,893	$31,988

Net interest income (GAAP)	$39,160	$40,180	$42,371	$44,783	$48,531
Total non-interest income (GAAP)	4,010	3,666	1,646	(8,478)	5,917
Non-recurring transactions:
Net effect of sale and call of securities	—	—	—	15,227	—
Net effect of sale of other assets	—	—	—	(2,931)	—
Total revenue (non-GAAP)	$43,170	$43,846	$44,017	$48,601	$54,448

Efficiency ratio (GAAP)	68.97%	65.60%	68.96%	89.93%	58.75%
Adjusted efficiency ratio (non-GAAP)	68.97%	65.60%	67.14%	65.62%	58.75%